UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 8, 2016

INOGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36309	33-0989359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

326 Bollay Drive

Goleta, California 93117

(Address of principal executive offices, including zip code)

(805) 562-0500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

CMS Contract Offers Received

On September 8, 2016, Inogen, Inc. (the “Company”) received notification that it has been offered respiratory equipment contracts in 10 of the 13 competitive bidding areas by the Centers for Medicare and Medicaid Services (“CMS”) as part of the Competitive Bidding Round 1 2017 Re-compete.  There is also the potential that the Company will receive additional contracts as the contracting process progresses.  Currently, the Company holds respiratory equipment competitive bidding contracts for three of the nine competitive bidding areas under the last Round 1 Re-compete effective from January 1, 2014 through December 31, 2016.

CMS will now begin the contracting process with home healthcare suppliers, and it is expected to publicly announce the contracted suppliers in the fall of 2016. In areas in which the Company does not win contracts, the Company plans to grandfather existing patients, which means the Company will continue to service these patients but will accept the lower reimbursement rates starting January 1, 2017.  While the Company will continue to accept new patients in these non-contracted markets for cash-pay and private insurance rentals, the Company’s inability to offer Medicare coverage may lead to higher cash sales and lower rentals in those markets.

CMS Competitive Bidding Announcement

On September 8, 2016, CMS also announced single payment reimbursement amounts in connection with Competitive Bidding Round 1 2017 Re-compete.  The Round 1 2017 Re-compete applies to 13 competitive bidding areas for seven product categories, including respiratory equipment and related supplies and accessories, which includes oxygen therapy.  These new rates are effective from January 1, 2017 through December 31, 2018.

The average amount billed under the E1390 Healthcare Common Procedure Coding System (“HCPCS”) code for stationary oxygen declined approximately 18.6% from $95.74 per month to $77.97.  The average amount billed under the E1392 HCPCS code for oxygen generating portable equipment (“OGPE”), which is the add-on code used for portable oxygen concentrators, declined approximately 5.3% from $38.08 to $36.06.  Therefore, the Company’s average gross reimbursement for the typical ambulatory Medicare patient receiving a portable oxygen concentrator in areas covered by Round 1 2017 Re-compete is expected to average $114.03 per month versus $133.82 per month currently, or a reduction of approximately 14.8%.  The Company’s average gross reimbursement for the typical ambulatory Medicare patient receiving a portable oxygen concentrator in areas covered by Round 1 2017 Re-compete is expected to average $114.03 per month versus $114.74 per month in the areas covered by Round 2 Re-compete currently, or a reduction of approximately 0.6%.  These rates are all averages, and as such, the Company’s estimates could vary when applied to its specific patient population.  The Company estimates that approximately 9% of the Medicare patient population is in the Round 1 2017 Re-compete areas.

The following table sets forth the Medicare standard allowable reimbursement rates and the average of reimbursement rates applicable in Metropolitan Statistical Areas covered by rounds one and two of competitive bidding:

		Round one	Round two	Round one 2017
	Round two	re-compete	re-compete	re-compete
	average	average	average	average
	7/1/13-	1/1/14-	7/1/16-	1/1/17-
	6/30/16	12/31/16	12/31/18	12/31/18
E1390 (stationary oxygen rentals)	$93.07	$95.74	$76.84	$ 77.97
E1392 (portable oxygen rentals)	42.72	38.08	37.90	36.06
Total	$135.79	$133.82	$114.74	$ 114.03

These new Medicare rates will impact the rural and other areas where competitive bidding prices have been applied to non CBAs beginning in January 1, 2016 and fully implemented as of July 1, 2016.  As of January 1, 2017, the rates in these areas (which apply to an additional estimated 41% of the Medicare patient population), will be based on the regional average prices under Round 1 2017 Re-compete and Round 2 Re-compete.

Expected Impact on Delivery Model

In addition, the average amounts billed under the E0431 HCPCS code for oxygen tanks declined on average approximately 8.8% from $18.99 per month to $17.32 in the areas currently covered by Round 1.  Therefore, the average gross reimbursement for the typical ambulatory oxygen tank patient in areas covered by Round 1 2017 Re-compete would be $95.29 per month on average versus $114.73 per month on average currently, or a reduction of approximately 16.9%.  The Company believes the reimbursement premium that applies to portable oxygen concentrators, including the Company’s Inogen One product line, versus oxygen tanks will provide further incentive for home healthcare suppliers to adjust their business models to incorporate non-delivery technology.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Cautionary Note Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding the impact of reductions in Medicare reimbursement rates; expectations for average reimbursement rates; expectations in connection with competitive bidding reimbursement areas, including the potential to receive additional contracts in competitive bidding reimbursement areas and a potential shift to cash sales in certain markets; expectations regarding the timing of CMS contracted supplier announcements; Inogen’s plan to grandfather existing patients in areas in which Inogen does not win contracts; and the effect of changes in reimbursement rates on the market’s adoption of non-delivery technology. Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including but not limited to, risks arising from our assessment of the impact from competitive bidding and the CMS rules. In addition, Inogen's business is subject to numerous additional risks and uncertainties, including, among others, risks relating to market acceptance of its products; its ability to successfully launch new products and applications; competition; its sales, marketing and distribution capabilities; its planned sales, marketing, and research and development activities; interruptions or delays in the supply of components or materials for, or manufacturing of, its products; seasonal variations; unanticipated increases in costs or expenses; intellectual property risks if Inogen is unable to secure and maintain patent or other intellectual property protection for the intellectual property used in its products; and risks associated with international operations. Information on these and additional risks, uncertainties, and other information affecting Inogen’s business operating results are contained in Inogen’s Annual Report on Form 10-K for the year ended December 31, 2015 and in Inogen’s subsequent reports on Form 10-Q and Form 8-K.  These forward-looking statements speak only as of the date hereof.  Inogen disclaims any obligation to update these forward-looking statements except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOGEN, INC.

By:	/s/Alison Bauerlein
Alison Bauerlein Executive Vice President, Finance, Chief Financial Officer, Secretary and Treasurer

Date:  September 14, 2016